Operating Segment and Geographical Information	12 Months Ended
Dec. 31, 2024
Operating Segment and Geographical Information
Operating Segment and Geographical Information

9.               Operating Segment and Geographical Information

The Company uses the management approach model for segment reporting. The management approach model is based on the way a Company’s management organizes segments within the Group for making operating decisions and assessing performance. The chief operating decision maker (the “CODM”) of the Company is the Executive Officer, Mr. Kin Sun Sze-To. The CODM reviews financial information presented on a consolidated basis for the purposes of allocating resources and evaluating financial performance. Based on the management’s assessment, the Company has determined that it has only one operating segment. All assets of the Group are located in Hong Kong.